SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Signal Bay, Inc.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SIGNAL BAY, INC.

62930 O. B. Riley Road, Ste 300

Bend, Oregon 97703

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held at 10:00 a.m. local time on August 30, 2017

To our shareholders:

We cordially invite you to attend a Special Meeting of Shareholders of Signal Bay, Inc. (“Signal Bay,” the “Company,” “we” or “our”). The meeting will be held on August 30, 2017, at 10:00 a.m. local time, at our offices located at 871 Coronado Center Dr, Suite 200, Henderson, NV 89052 for the following purposes, which are more fully described in the accompanying proxy statement:

(1) To approve an amendment to our Restated and Amended Articles of Incorporation (“Charter”), at the discretion of our Board of Directors (the “Board”), to change the name of the Company to “EVIO, Inc.” (the “Name Change”);

(2) To approve an amendment to our Charter to reduce the number of authorized shares of common stock from 3,000,000,000 to 1,000,000,000, subject to the Board’s discretion to abandon such amendment at any time within 12 months following the Special Meeting; and authorize any other action deemed by our Board to be necessary in connection therewith, all without further approval or authorization of our shareholders (the “Authorized Share Reduction”);

(3) To approve an amendment to our Charter to effect a reverse stock split of all of the outstanding shares of our common stock at a ratio between one-for-100 and one-for-250, to be determined at the sole discretion of our Board, subject to the Board’s discretion to abandon such amendment at any time within 12 months following the Special Meeting; and authorize any other action deemed by our Board to be necessary in connection therewith, all without further approval or authorization of our shareholders (the “Reverse Split”);

(4) To authorize an amendment to our Charter to provide that any action of shareholders that would otherwise require a shareholders’ meeting may be taken by the written consent of the required minimum number of shareholders without a meeting pursuant to Section 7-107-104 of the Colorado Revised Statutes (the “Written Consent Authorization”); and

(5) To approve the adjournment of the Special Meeting, if necessary, to continue to solicit votes on the above proposals.

No other business will be conducted at the Special Meeting.

Our Board has fixed the close of business on July 28, 2017 as the record date for the Special Meeting. Only shareholders of record on July 28, 2017 are entitled to notice of and to vote at the Special Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

Your vote is important. Whether or not you plan to attend the Special Meeting, please cast your vote as promptly as possible, as instructed in the accompanying proxy statement. We encourage you to vote via the internet or by telephone. It is convenient and it saves us significant postage and processing costs.

By order of the Board of Directors,

/s/ William Waldrop

Chief Executive Officer

August [___], 2017

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SIGNAL BAY, INC.

PROXY STATEMENT

FOR A SPECIAL MEETING OF SHAREHOLDERS

To Be Held at 10:00 a.m. local time on August 30, 2017

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The Board of Directors (the “Board”) of Signal Bay, Inc. (the “Company,” “we,” “us,” and “our”) is soliciting proxies for a Special Meeting of Shareholders and any postponements, adjournments or continuations thereof (the “Special Meeting”). The Special Meeting will be held at our offices located at 871 Coronado Center Dr., Suite 200, Henderson, NV 89052 on August 30, 2017, at 10:00 a.m., local time. This proxy statement and the accompanying form of proxy card are first being mailed on or about August [__], 2017 to all shareholders of record on July 28, 2017.

The information provided below is a summary of the information included in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

QUESTIONS AND ANSWERS REGARDING THE SPECIAL MEETING

Although we encourage you to read this proxy statement in its entirety, we include this question and answer section to provide some background information and brief answers to several questions you may have about the Special Meeting or this proxy statement.

Q: What proposals will be voted on at the Special Meeting?

A: There are five proposals scheduled to be voted on at the Special Meeting:

(1) to approve an amendment to our Restated and Amended Articles of Incorporation (“Charter”), at the discretion of our Board, to change the name of the Company to “EVIO, Inc.” (the “Name Change”);

(2) to approve an amendment to our Charter to reduce the number of authorized shares of common stock from 3,000,000,000 to 1,000,000,000, subject to the Board’s discretion to abandon such amendment at any time within 12 months following the Special Meeting; and authorize any other action deemed by our Board to be necessary in connection therewith, all without further approval or authorization of our shareholders (the “Authorized Share Reduction”)

(3) to approve an amendment to our Charter to effect a reverse stock split of all of the outstanding shares of our common stock at a ratio between one-for-100 and one-for-250, to be determined at the sole discretion of our Board, subject to the Board’s discretion to abandon such amendment at any time within 12 months following the Special Meeting; and authorize any other action deemed by our Board to be necessary in connection therewith, all without further approval or authorization of our shareholders (the “Reverse Split”);

(4) To authorize an amendment to our Charter to provide that any action of shareholders that would otherwise require a shareholders’ meeting may be taken by the written consent of the required minimum number of shareholders without a meeting pursuant to Section 7-107-104 of the Colorado Revised Statutes (the “Written Consent Authorization”); and

(5) to approve the adjournment of the Special Meeting, if necessary, to continue to solicit votes on the above proposals if sufficient votes to pass the proposals are not received in time for the Special Meeting.

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Q: What is the Board’s voting recommendation?

A: Our Board of Directors unanimously recommends that you vote your shares for the Name Change, for the Authorized Share Reduction, for the Written Consent Authorization, for approval of the Reverse Split and for the adjournment of the Special Meeting, if necessary to continue to solicit votes.

Q: What happens if additional proposals are presented at the Special Meeting?

A: The Special Meeting has been called solely for the purpose of soliciting votes on the five proposals discussed above. No other business may be considered at the Special Meeting.

Q: Who can vote at the Special Meeting?

A: Our Board has set July 28, 2017 as the record date (the “record date”) for the Special Meeting. All shareholders who own voting securities at the close of business on the record date may attend and vote at the Special Meeting. For each share of common stock held as of the record date, the holder is entitled to one vote on each proposal to be voted on. As of the record date, 1,004,493,968 shares of our common stock were outstanding. For each share of Series B Preferred Stock held as of the record date, the holder is entitled to votes equal to 100 shares of common stock. We had 5,000,000 shares of Series B Preferred Stock outstanding as of the record date. For each share of Series C Preferred Stock held as of the record date, the holder is entitled to votes equal to 500 shares of common stock. We had 500,000 shares of Series C Preferred Stock outstanding as of the record date. For each share of Series D Preferred Stock held as of the record date, the holder is entitled to votes equal to 250 shares of common stock. We had 832,500 shares of Series D Preferred Stock outstanding as of the record date. Shareholders do not have the right to cumulate votes. Shares held as of the record date include shares that you hold directly in your name as the shareholder of record and those shares held for you, as a beneficial owner, through a bank, broker or other nominee.

Q: What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A: Many of our shareholders hold their shares through a bank, broker or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholders of Record

If your shares are registered in your name with our transfer agent, Pacific Stock Transfer Company, you are considered the shareholder of record with respect to those shares and the proxy materials have been sent directly to you. As the shareholder of record, you have the right to grant your proxy to the Company’s representatives or to vote in person at the Special Meeting.

Beneficial Owners

If your shares are held by a bank, in a brokerage account or by another nominee, you are considered the beneficial owner of the shares. In this instance, your bank, broker or other nominee is considered, with respect to those shares, the shareholder of record and they will have forwarded the proxy materials to you. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote and you are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Special Meeting unless you request a proxy from the bank, broker or other nominee giving you the right to vote the shares at the Special Meeting. Throughout this proxy statement, we refer to shareholders who hold their shares through a bank, broker or other nominee as “beneficial owners.”

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Q: How many votes does Signal Bay need to hold the Special Meeting?

A: The holders of one-third of Signal Bay’s issued and outstanding shares entitled to vote as of the record date must be present in person or represented at the Special Meeting by proxy in order for the Company to hold the meeting and conduct business. This is called a quorum. Both abstentions and broker “non-votes” are counted as present for the purpose of determining the presence of a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Shares are counted as present at the meeting if you are present and vote in person at the meeting or if you have properly submitted a proxy card or voted via the internet or by telephone.

Q: What is the voting requirement to approve each of the proposals?

A: For all five proposals, the proposal will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions are deemed to be votes cast and have the same effect as a vote against the proposal. However, broker non-votes are not deemed to be votes cast and, therefore, are not included in the tabulation of the voting results on the proposal.

Q: If I vote against the proposals, do I have appraisal or dissenter’s rights?

No, Colorado law does not provide for appraisal or dissenter’s rights in connection with the proposals.

Q: Who counts the votes?

A: Votes cast by proxy or in person at the Special Meeting will be tabulated and certificated by the inspector of elections who will also determine whether or not a quorum is present. A representative of Pacific Stock Transfer Company will serve as the inspector of elections.

Q: What happens if I do not cast a vote?

A: If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the proposals at the Special Meeting. Alternatively, if you submit a signed proxy card with no further instructions, the shares represented by that proxy card will be voted as recommended by our Board of Directors.

The proposals are considered routine matter, therefore, if you do not instruct your bank, broker or other nominee how to vote with respect to a proposal, your bank, broker or other nominee may exercise its right to vote on your behalf with respect to such proposal.

Q: How can I vote my shares in person at the Special Meeting?

A: Shares held directly in your name as the shareholder of record may be voted in person at the Special Meeting. If you choose to vote in person, please bring your proxy card and proof of identification to the Special Meeting. Even if you plan to attend the Special Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Special Meeting. If you are a beneficial owner of shares, you must request and receive in advance of the Special Meeting a legal proxy from your bank, broker or other nominee in order to vote in person at the Special Meeting.

Q: How can I vote my shares in advance, without attending the Special Meeting?

A: Whether you hold shares directly as the shareholder of record or beneficially, you may direct how your shares are voted without attending the Special Meeting. If you are a shareholder of record, you may vote by submitting a proxy; please refer to the voting instructions below. If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of internet or telephone voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions it provides.

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Vote by Internet. You can vote via the internet at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the internet. You can use the internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 29, 2017. Internet voting is available 24 hours a day. If you vote via the internet, you do not need to vote by telephone or return a proxy card.

Vote by Telephone. You can vote by telephone by calling the toll-free telephone number [__________]. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on August 29, 2017. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the internet or return a proxy card.

Vote by Mail. If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided to Signal Bay, Inc., c/o [__]. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

Vote in Person at the Meeting. If you attend the Special Meeting and plan to vote in person, we will provide you with a ballot at the Special Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Special Meeting. If your shares are held in the name of your bank, broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your bank, broker or other nominee authorizing you to vote those shares.

If you vote by any of the methods discussed above, you will be designating William Waldrop, our Chief Executive Officer, and/or Lori Glauser, our Chief Operating Officer, as your proxy(ies). They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy. Submitting a proxy will not affect your right to attend the Special Meeting and vote in person.

Q: How may my bank, broker or other nominee vote my shares if I fail to provide timely directions?

A; Banks, brokers and other nominees holding shares of your common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your bank, broker or nominee will have discretion to vote your shares on “routine” matters. All five proposals will be treated as routine matters by banks, brokers and other nominees. Please contact your bank, broker or other nominee if you have questions regarding the authority of your bank, broker or other nominee to vote your shares.

Q: How can I change or revoke my vote?

A: Subject to any rules your bank, broker or other nominee may have, you may change your proxy instructions at any time before your proxy is voted at the Special Meeting.

Shareholders of record. If you are a shareholder of record, you may change your vote by (1) filing with our Corporate Secretary, prior to your shares being voted at the Special Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy relating to the same shares, or (2) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not, by itself, revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Special Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary at the Special Meeting or should be sent so as to be delivered, prior to the date of the Special Meeting, to our principal executive office, 62930 O. B. Riley Road, Bend, Ste 300, Oregon 97703, Attention: Corporate Secretary.

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Beneficial owners. If you are a beneficial owner of shares, you may change your vote (1) by submitting new voting instructions to your bank, broker or other nominee, or (2) if you have obtained, from the bank, broker or other nominee who holds your shares, a legal proxy giving you the right to vote the shares, by attending the Special Meeting and voting in person. Your bank, broker or other nominee can provide you with instructions on how to change your vote.

In addition, a shareholder of record or a beneficial owner who has voted via the internet or by telephone may also change his, her or its vote by making a timely and valid internet or telephone vote no later than 11:59 p.m., Eastern Time, on August 29, 2017.

Q: Where can I find the voting results of the Special Meeting?

A: We will announce the preliminary voting results at the Special Meeting. We will also report the final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission” or “SEC”) within four business days after the date of the Special Meeting.

Q: Who are the proxies and what do they do?

A: Our Board of Directors designated William Waldrop and Lori Glauser as proxies, as indicated on the proxy card. When you, as a shareholder of record, provide voting instructions in the proxy card, the named proxies vote your shares in accordance with the instructions as indicated on the proxy card. If you are a shareholder of record and submit a signed proxy card, but do not indicate your voting instructions, the named proxies will vote as recommended by our Board in favor of the five proposals. If the Special Meeting is adjourned, the named proxy holders can vote the shares on the new Special Meeting date as well.

Q: How are proxies solicited for the Special Meeting?

Our Board is soliciting proxies for use at the Special Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a bank, broker or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

Q: I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional set of the proxy materials?

A: We have adopted a procedure called “householding” which the Commission has approved. Under this procedure, we deliver one set of proxy materials to multiple shareholders who share the same address unless we have received contrary instructions from one or more of the shareholders. This procedure reduces our printing costs, mailing costs, and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly our proxy materials to any shareholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a shareholder is receiving multiple copies, to request that we only send a single copy of our proxy materials, such shareholder may contact our Corporate Secretary, in writing, at 62930 O. B. Riley Road, Ste 300, Bend, Oregon 97703, Attention: Corporate Secretary.

Street name shareholders may contact their bank, broker or other nominee to request information about householding.

Q: What should I do if I receive more than one set of proxy materials?

A: If you receive more than one set of proxy materials, it is because your shares are registered in more than one name or brokerage account. Please follow the voting instructions on each proxy card or voting instruction form you receive to ensure that all of your shares are voted.

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PROPOSAL 1

AMENDMENT TO OUR CHARTER TO CHANGE THE COMPANY’S NAME TO “EVIO, INC.”

Our Charter currently specifies the Company’s name as “Signal Bay, Inc.” Our Board has unanimously adopted resolutions approving and recommending to the shareholders for their approval an amendment to the Charter by filing with the Secretary of State of the State of Colorado a certificate of amendment (the “Amendment”) to change the name of the Company to “EVIO, Inc.” (the “Name Change”). If our shareholders approve the Name Change, following the filing of the Amendment with the Secretary of State, the Company will do business as “EVIO, Inc.,” will change its ticker symbol to “EVIO” and will change its website URL to www.evioinc.com. A form of Amendment is attached to this proxy statement as Annex 1.

The Board’s decision to change the Company’s name resulted from the fact that a majority of the Company’s revenues are derived from its EVIO Labs division. We believe it is in the best interests of the Company to change the corporate name to reflect the true nature of our business focus as a life sciences company.

If the Name Change is approved by our shareholders, Article I of our Charter will be amended to read as follows:

“The name of the corporation is EVIO, Inc. (the ‘Corporation’).”

The Name Change, if approved by our shareholders, will become effective upon filing the Amendment with the Secretary of State, or on a date selected by the Board and set forth in the Amendment, as filed with the Secretary of State.

The change of name will not affect in any way the validity or transferability of stock certificates outstanding at the time of the name change, our capital structure or the trading of our common stock on the OTCQB.

Following the effective date of the Amendment, shareholders may continue to hold their existing stock certificates. Shareholders should not destroy any stock certificates and should not deliver any stock certificates to the transfer agent until after the name change is effective. Uncertificated shares currently held in direct registration accounts and any new stock certificates that are issued after the name change becomes effective will bear the name “EVIO, Inc.”

The Name Change will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal.. Abstentions and instructions withholding authority to vote on this proposal will count as a vote against the proposal. The Name Change is a routine matter, therefore, if you do not instruct your bank, broker or other nominee how to vote with respect to the Name Change, your bank, broker or other nominee may exercise its right to vote on your behalf with respect to this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” AMENDING THE COMPANY’S CHARTER TO CHANGE THE COMPANY’S NAME TO “EVIO, INC.”

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PROPOSAL 2

AMENDMENT TO OUR CHARTER TO REDUCE AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors has unanimously adopted resolutions approving and recommending to the shareholders for their approval a proposed amendment to the Charter that would reduce our authorized shares of common stock from 3,000,000,000 to 1,000,000,000, subject to the Board’s discretion to abandon such amendment at any time within 12 months following the Special Meeting; and authorize any other action deemed by our Board to be necessary in connection therewith, all without further approval or authorization of our shareholders (the “Authorized Share Reduction”). Please note that Appendix 1 contains the proposed Authorized Share Reduction as well as the proposed Name Change, Reverse Split and Written Consent Authorization. If only one of these proposals is approved, the Charter as amended will contain only the amendment that receives approval.

The Authorized Share Reduction, if approved by our shareholders, will become effective upon filing the Amendment with the Secretary of State, or on a date selected by the Board and set forth in the Amendment, as filed with the Secretary of State.

Background and Purpose of the Amendment

If approved by our shareholders, we intend to effect the Reverse Stock Split discussed in Proposal 3. The Reverse Stock Split will not, however, have any effect on the total authorized common stock. As a result of the Reverse Stock Split, we will need fewer authorized shares of common stock to meet our anticipated capital stock needs for capital-raising transactions, issuance of equity-based compensation and, to the extent opportunities may arise in the future, strategic transactions that may involve our issuance of stock-based consideration.

Effects of the Authorized Share Reduction

If the proposed Authorized Share Reduction is approved, the number of authorized shares of common stock of our Company will be reduced from 3,000,000,000 to 1,000,000,000. The Authorized Share Reduction will not change the par value of the shares of our common stock, affect the number of shares of our common stock that are outstanding, or affect the legal rights or privileges of holders of existing shares of common stock. The reduction will not have any effect on any outstanding equity incentive awards.

The proposed decrease in the number of authorized shares of common stock could have adverse effects on us. Our Board will have less flexibility to issue shares of common stock, including in connection with a potential merger or acquisition, stock dividend or follow on offering. In the event that our Board determines that it would be in our best interest to issue a number of shares of common stock in excess of the number of then authorized but unissued and unreserved shares, we would be required to seek the approval of our shareholders to increase the number of shares of authorized common stock. If we are not able to obtain the approval of our shareholders for such an increase in a timely fashion, we may be unable to take advantage of opportunities that might otherwise be advantageous to us and our shareholders. However, our Board believes that these potential risks are outweighed by the anticipated benefits.

Vote Required

The Authorized Share Reduction will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal.. The Authorized Share Reduction is a routine matter, therefore, if you do not instruct your bank, broker or other nominee how to vote with respect to the Authorized Share Reduction, your bank, broker or other nominee may exercise its right to vote on your behalf with respect to this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AUTHORIZED SHARE REDUCTION.

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PROPOSAL 3

AMENDMENT TO OUR CHARTER TO EFFECT THE REVERSE SPLIT

Overview

Our Board has unanimously adopted resolutions approving and recommending to the shareholders for their approval a proposed amendment to the Charter that would, at the sole discretion of the Board, effect the Reverse Split with respect to all of the outstanding shares of Signal Bay’s capital stock at a ratio between one-for-100 and one-for-250, to be determined at the sole discretion of our Board, upon the filing of the Amendment with the Colorado Secretary of State at any time within 12 months following the Special Meeting, and authorize any other action deemed by our Board to be necessary in connection with the Reverse Split, all without further approval or authorization of our shareholders. Please note that Appendix 1 contains the proposed Authorized Share Reduction as well as the proposed Name Change, Reverse Split and Written Consent Authorization. If only one of these proposals is approved, the Charter as amended will contain only the amendment that receives approval.

If the Reverse Split is approved by our shareholders, the Board will also have the sole discretion to abandon the Reverse Spit, if it is determined to be in the best interests of the Company and its shareholders.

Purpose of the Reverse Split

On July 14, 2017, the Board of Directors approved the proposal authorizing the Reverse Split in an attempt to increase the trading price of our common stock, among other desired outcomes. The Board believes that the Reverse Split may lead to an increase in investor interest because of the following:

Reduced Short-Term Risk of Illiquidity. A higher stock price may increase investor confidence by reducing the short-term risk of illiquidity and lack of marketability of our common stock.

Decreased Transaction Costs. Investors may also be dissuaded from purchasing stocks below certain prices because the brokerage commissions, as a percentage of the total transaction value, tend to be higher for such low-priced stocks.

Stock Price Requirements. Some brokerage houses and institutional investors may have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. In addition, analysts at brokerage firms may not monitor the trading activity or otherwise provide coverage of lower priced stocks.

There is no guarantee, however, that the Reverse Split will increase the per share price of our common stock or, if the price is increased, that any such increase will be sustained.

Risks Associated with the Reverse Split

The Board expects that the Reverse Split will increase the market price of our common stock. However, we cannot be certain whether, and we cannot assure you that, the Reverse Split will lead to a sustained increase in the trading price for our common stock. The history of similar stock splits for companies in like circumstances is varied. There is no assurance that (i) the market price per share of our common stock after the Reverse Split will rise in proportion to the reduction in the number of pre-split shares of common stock outstanding before the Reverse Split, (ii) the Reverse Split will result in a per share price that will attract brokers and investors, including institutional investors, who do not trade in lower priced stocks, or (iii) the Reverse Split will increase the trading market for our common stock, particularly if the stock price does not increase as a result of the reduction in the number of shares of common stock available in the public market.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split and this could have an adverse effect on the market price of our common stock. If the market price of our common stock declines subsequent to the effectiveness of the Reverse Split, the price decline will detrimentally impact our market capitalization and the market value of our public float.

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The Reverse Split may also result in some shareholders owning “odd lots,” that may be more difficult to sell or require greater transaction costs per share to sell.

We cannot assure our shareholders that the Reverse Split will result in a per share price that will attract institutional investors or investment funds or that the share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

Effective Date

Assuming the Board exercises its discretion to effect the Reverse Split, the Reverse Split will become effective upon the filing of the Amendment with the Secretary of State of the State of Colorado, or on a date selected by the Board and set forth in the Amendment, as filed with the Secretary of State, in accordance with the Colorado Business Corporation Act, without any further action on the part of our shareholders. The text proposed to effect the Reverse Split is set forth in Article IV of the Amendment attached to this proxy statement as Annex 1, however, the text is subject to amendment to include changes that may be required by the office of the Secretary of State or as the Board deems necessary and advisable to effect the Reverse Split. Please see the table below under the heading “Principal Effects of the Reverse Split” for an illustration of the effects of the Reverse Split.

The Board, in its discretion, may delay or decide against effecting the Reverse Split without resoliciting shareholder approval. We currently anticipate that if shareholder approval is obtained for the Reverse Split, the Board will file the Amendment to effect the Reverse Split as soon as practicable after obtaining such shareholder approval.

Principal Effects of the Reverse Split

After the effective date of the Reverse Split, each shareholder will own a reduced number of shares of our capital stock. The proposed Reverse Split will be effected simultaneously for all of the capital stock, and the ratio for the Reverse Split will be the same for all of the capital stock. The Reverse Split will affect all shareholders uniformly and will not affect any shareholder’s percentage ownership interest in Signal Bay (except for minor adjustment due to the additional share that will need to be issued as a result of the treatment of fractional shares, as described below). Likewise, the Reverse Split will affect all outstanding equity awards under the Signal Bay, Inc. 2015 Equity Incentive Plan (the “2015 Plan”), all outstanding shares of Series B, Series C and Series D Preferred Stock, which can be converted into shares of our common stock, and promissory notes issued by us that may be converted into shares of our common stock. Proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the proposed Reverse Split. For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the Reverse Split would continue to hold approximately 2% of the voting power of the outstanding shares of common stock immediately after the Reverse Split. The number of shareholders of record also will not be affected by the proposed Reverse Split.

The par value of the common stock will remain unchanged at $0.0001 per share after the Reverse Split.

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The effects of the proposed Reverse Split on our capital stock are illustrated in the table below. The information is provided as of the record date.

	Pre-Reverse Split	Post-Reverse Split (1 share for 100 shares)	Post-Reverse Split (1 share for 250 shares)
Shares Issued and Outstanding	1,004,493,968	10,044,940	4,017,976
Shares Issuable, Equity Awards from the 2015 Plan	33,500,000	335,000	134,000
Shares Issuable, Series B Preferred Stock	500,000,000	5,000,000	2,000,000
Shares Issuable, Series C Preferred Stock	250,000,000	2,500,000	1,000,000
Shares Issuable, Series D Preferred Stock	208,250,000	2,082,500	833,000
Shares Issuable, Convertible Promissory Notes	5,598,740	55,988	22,395
Shares Reserved for the 2015 Plan	66,500,000	665,000	266,000

The proposed Reverse Split will not change the terms of the capital stock. After the Reverse Split, the shares of capital stock will have the same proportional voting rights and rights to dividends and distributions and will be identical in all other respects to the capital stock now authorized. Each shareholder’s percentage ownership of the reverse split capital stock will not be altered except for the effect of eliminating fractional shares (which is discussed in more detail below). The capital stock will remain fully paid and nonassessable. Following the Reverse Split, we will continue to be subject to the periodic reporting requirements of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Treatment of Fractional Shares

No fractional shares of capital stock will be issued in connection with the Reverse Split. If, as a result of the Reverse Split, a shareholder of record would otherwise hold a fractional share, the fractional share will be rounded up to the nearest whole share.

Possible Anti-Takeover Effect of the Reverse Split

Assuming the Reverse Split is approved by our shareholders and the Board includes in the Amendment a ratio of 1-for-100, the authorized but unissued shares of common stock available to be issued would increase from 2,011,169,097 shares on the record date to 2,990,110,690 shares. These additional shares of common stock could be issued to third parties in an attempt to frustrate persons seeking to effect a merger or to otherwise gain control of the Company. Our Charter and bylaws each include a provision allowing special meetings of our shareholders to be called only by the Board and our bylaws provide for four classes of directors and permit vacancies on the Board to be filled by a majority of directors in office or by the sole remaining director. These provisions may have an anti-takeover effect. If the Reduced Authorized Amendment is approved it will alleviate much of these concerns. The Reverse Split proposal is not the result of management’s knowledge of any specific effort to accumulate the Company’s securities or to gain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise. The Reverse Split proposal is not part of a plan by management to adopt a series of anti-takeover amendments, and management does not presently intend to propose any anti-takeover measures in future proxy solicitations.

Exchange of Stock Certificates

As soon as practicable after the Effective Date, shareholders will be notified that the Reverse Split has been effected. Our transfer agent will act as the exchange agent for purposes of implementing the exchange of stock certificates. If any of your shares are held in certificated form (that is, you do not hold all of your shares electronically in book-entry form), you will receive a letter of transmittal from the exchange agent as soon as practicable after the Effective Date, which will contain instructions on how to obtain post-split shares. You must complete, execute and submit to the exchange agent the letter of transmittal in accordance with its instructions and surrender the stock certificate(s) representing your shares of stock prior to the Reverse Split (or an affidavit of lost stock certificate containing an indemnification in favor of the Company for claims related to the lost stock certificate). Upon receipt of your properly completed and executed letter of transmittal and your stock certificate(s), you will be issued the appropriate number of shares of common stock (including legends, if appropriate). No new stock certificates will be issued to a shareholder until the shareholder has properly completed and executed a letter of transmittal and surrendered such shareholder’s outstanding certificate(s) to the exchange agent.

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PLEASE DO NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND DO NOT SUBMIT ANY PRE-SPLIT STOCK CERTIFICATES UNTIL YOU ARE REQUESTED TO DO SO.

Our registered shareholders may also hold some or all of their shares electronically in book-entry form under the direct registration system for securities. These shareholders will not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If you hold shares in a book-entry form, you do not need to take any action to receive your post-split shares. A transaction statement will automatically be sent to your address of record indicating the number of shares you hold.

Shareholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Split than those that apply to shareholders who hold their shares directly. If you hold your shares with a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your bank, broker or nominee.

In connection with the Reverse Split, the common stock will change its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing shares of the post-split common stock.

Accounting Consequences

The par value per share of our common stock will remain unchanged at $0.0001 per share after the Reverse Split. As a result, on the Effective Date, the par value per share on our balance sheet attributable to the common stock will be reduced proportionally from its present amount, and the additional paid in capital account will be credited with the amount by which the par value per share is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. We do not anticipate that any other accounting consequences will arise as a result of the Reverse Split.

No Appraisal Rights

Shareholders are not entitled to appraisal rights under Colorado law with respect to the proposed Reverse Split.

Material U.S. Federal Income Tax Consequences of the Reverse Split

The following is a discussion of certain material U.S. federal income tax consequences which result from the Reverse Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to shareholders in light of their particular circumstances. Further, this discussion does not address any state, local or non-U.S. tax consequences of the Reverse Split. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All shareholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Split. This discussion does not address the tax consequences to shareholders who are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, partnerships (or entities treated as partnerships for U.S. federal income tax purposes), shareholders who are not U.S. holders (as defined herein), shareholders who hold their shares as “qualified small business stock” or “Section 1244” stock, broker-dealers and tax-exempt entities. This summary also assumes that the pre-Reverse Split shares were, and the post- Reverse Split shares will be, held as a “capital asset,” as defined in Section 1221 of the Code.

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As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

No gain or loss should be recognized by a shareholder upon the exchange of pre-Reverse Split shares for post-Reverse Split shares. The aggregate tax basis of the post-Reverse Split shares will be the same as the aggregate tax basis of the pre-Reverse Split shares exchanged in the Reverse Split. A shareholder’s holding period in the post-Reverse Split shares will include the period during which the shareholder held the pre-Reverse Split shares exchanged in the Reverse Split.

The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. Each shareholder is urged to consult with such shareholder’s own tax advisor with respect to the tax consequences of the Reverse Split.

Vote Required to Approve the Reverse Split

The Reverse Split will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and instructions withholding authority to vote for this proposal will count as a vote against the proposal. Approval of the Reverse Split is a routine matter, therefore, if you do not instruct your bank, broker or other nominee how to vote with respect to the Reverse Split, your bank, broker or other nominee may exercise its right to vote on your behalf with respect to this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE REVERSE SPLIT.

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PROPOSAL 4

AMENDMENT TO OUR CHARTER TO AUTHORIZE SHAREHOLDER ACTION BY WRITTEN CONSENT

Our Board of Directors has unanimously adopted resolutions approving and recommending to the shareholders for their approval a proposed amendment to the Charter that would provide that any action of shareholders that would otherwise require a shareholders’ meeting may be taken by the written consent of the required minimum number of shareholders without a meeting (the “Written Consent Authorization”). Please note that Appendix 1 contains the proposed Authorized Share Reduction as well as the proposed Name Change, Reverse Split and Written Consent Authorization. If only one of these proposals is approved, the Charter as amended will contain only the amendment that receives approval.

The Written Consent Authorization, if approved by our shareholders, will become effective upon filing the Amendment with the Secretary of State, or on a date selected by the Board and set forth in the Amendment, as filed with the Secretary of State.

Background and Purpose of the Amendment

Under Section 7-107-104 of the Colorado Revised Statutes (the “CSR”), as amended, if expressly permitted by the articles of incorporation of a company, the shareholders holding the required number of shares may consent to an action in writing without the need to hold a meeting. The shareholders signing the consent must have the minimum number of votes that would be necessary to authorize or take action at a meeting at which all of the shares entitled to vote thereon were present and voted.

A majority of states in which public companies are organized include similar provisions permitting action by less than unanimous written consent of shareholders. The purpose of these provisions is to streamline the corporate governance process and eliminate the need to incur the unnecessary expense associated with convening special meetings of shareholders.

Effect of the Written Consent Authorization

If the proposed Amendment is approved by our shareholders, Article IX of our Charter would read as follows:

“Only the shares of capital stock of the Corporation designated at issuance as having voting rights shall be entitled to vote at meetings of stockholders of the Corporation, and only stockholders of record of shares having voting rights shall be entitled to notice of and to vote at meetings of stockholders of the Corporation. Each stockholder entitled to vote at any election for Directors shall have the right to vote, in person or by proxy, one vote for each share of stock owned by such stockholder for as many persons as there are Directors to be elected and for whose election such stockholder has a right to vote, and no stockholder shall he entitled to cumulate their vote. The stockholders holding shares of capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted may consent to such action in writing.”

Any solicitation to obtain written consents of the shareholders of our common stock under the new provision would be required to comply with the proxy solicitation requirements of the Exchange Act and the related regulations of the SEC. In addition, the Exchange Act and related regulations would require that an information statement describing the action to be taken and explaining the reasons for such action, as well as its consequences, be sent to shareholders at least twenty (20) calendar days prior to the earliest date on which the action may be taken. Finally, Colorado law further requires that prompt written notice of any action taken by written consent of the shareholders shall be sent to those shareholders that have not given their written consent and who otherwise would have been entitled to vote on the action.

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The Board believes that permitting action by less than unanimous written consent of shareholders will streamline the corporate governance process by eliminating unnecessary costs and delays associated with holding special shareholders meetings and by eliminating the expense and delays associated with obtaining unanimous written consent. The Board believes that adoption of the proposed amendment is in the best interest of the Company and its shareholders.

Votes Required to Approve the Written Consent Authorization

The Written Consent Authorization will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and instructions withholding authority to vote for this proposal will count as a vote against the proposal. Approval of the Written Consent Authorization is a routine matter, therefore, if you do not instruct your bank, broker or other nominee how to vote with respect to the Written Consent Authorization, your bank, broker or other nominee may exercise its right to vote on your behalf with respect to this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE WRITTEN CONSENT AUTHORIZATION.

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PROPOSAL 5

ADJOURNMENT

The Board believes that if the number of shares of our voting stock present in person or represented by proxy at the Special Meeting and voting in favor of the Name Change, the Authorized Share Reduction or the Reverse Split is insufficient to approve such proposals, it is in the best interests of the shareholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Name Change, Authorized Share Reduction or the Reverse Split for up to 30 days (the “Adjournment Proposal”).

In the Adjournment Proposal, we are asking shareholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our shareholders approve this proposal, we could adjourn or postpone the Special Meeting for up to 30 days, to use the additional time to solicit additional proxies in favor of the Name Change, Authorized Share Reduction and/or the Reverse Split.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that the votes cast against exceed the votes cast for the Name Change, Authorized Share Reduction, Reverse Split and/or Written Consent Authorization, we could adjourn or postpone the Special Meeting without a vote on the Name Change, Authorized Share Reduction, Reverse Split and/or Written Consent Authorization and use the additional time to solicit the holders of those shares to change their vote in favor of these proposals.

Vote Required to Approve the Adjournment Proposal

The Adjournment Proposal will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and instructions withholding authority to vote for this proposal will count as a vote against the proposal. Approval of the Adjournment Proposal will be considered to be a routine matter therefore, if you do not instruct your bank, broker or other nominee how to vote with respect to the Adjournment Proposal, your bank, broker or other nominee may exercise its right to vote on your behalf with respect to this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities as of the record date for each of our directors, each of our named executive officers, all of our current directors and executive officers as a group and each person, or group of affiliated persons, who beneficially owned more than 5% of our voting stock on the record date.

We have determined beneficial ownership in accordance with the rules of the Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us or the records in the public domain, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of voting stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 1,004,493,968 shares of common stock outstanding as of the record date.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Signal Bay, Inc., 62930 O. B. Riley Road, Ste 300, Bend, Oregon 97703.

			Series B		Series C
	Common Stock Shares Beneficially	Percentage	Preferred Stock Shares Beneficially	Percentage	Preferred Stock Shares Beneficially	Percentage	Total Voting
Name	Owned	Class	Owned	Class	Owned	Class	Power
William Waldrop	139,500,000	13.9%	2,500,000	50%			28.1%
Lori Glauser	139,500,000	13.9%	2,500,000	50%			28.1%
Anthony Smith					300,000	60%	8.5%
Sara Lausmann					200,000	40%	5.7%

All officers and directors as a group (3 persons)							64.70%

All officers, directors and 5% holders as a group (4 persons)							70.40%

____________
(1)	Beneficial ownership is determined in accordance with Rule 13d-3(a) of the Exchange Act and generally includes voting or investment power with respect to securities.
(2)	Figures may not add up due to rounding of percentages.
	(a)	The Series B Preferred converts into common stock at a ratio of 1:100.
	(b)	The Series B Preferred Stock has voting rights equal to 100 votes of common stock for each 1 share of Series B Preferred Stock owned.
	(c)	The Series C Preferred converts in common stock at a ratio of 1:500.
	(d)	The Series C Preferred Stock has voting rights equal to 500 votes of common stock for each 1 share of Series C Preferred Stock owned.

It is important that your shares of voting stock be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote over the internet or by telephone as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has been provided.

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Annex 1

FIRST AMENDMENT

TO

THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

SIGNAL BAY, INC.

Signal Bay, Inc., a Colorado corporation, having its principal office at 62930 O. B. Riley Road, Ste 300, Bend, Oregon 97703 (hereinafter referred to as the “Corporation”) herby certifies to the Secretary of State of Colorado that:

FIRST: The Corporation desires to amend its Amended and Restated Articles of Incorporation (the “Articles”) in accordance with Section 7-110-106 of the Colorado Business Corporation Act, as currently in effect, as hereinafter provided.

SECOND: The following amendments to the Articles were duly adopted by the Board of Directors (“Board”) of the Corporation on July 14, 2017 setting forth proposed amendments of the Articles, declaring said amendments to be advisable and calling a meeting of the stockholders of said Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that ARTICLE I of the Articles is hereby deleted in its entirety and replaced with the following:

“The name of the corporation is EVIO, Inc. (the “Corporation”).

FURTHER RESOLVED: that ARTICLE IV of the Articles is hereby deleted in its entirety and replaced with the following:

“The total number of shares of stock which the corporation shall have authority to issue is 1,010,000,000 shares, of which 1,000,000,000 shares of $.0001 par value shall be designated as Common Stock and 10,000,000 shares of $.0001 par value shall be designated as Preferred Stock. The Preferred Stock authorized by these Articles of Incorporation may be issued in one or more series. The Board of Directors of the Corporation is authorized to determine or alter the rights, preferences, privileges and restrictions granted or imposed upon any wholly unissued series of Preferred Stock, and within the limitations or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series, to determine the designation and par value of any series and to fix the numbers of shares of any series.

Upon the effective time of the filing of this Amendment (the “Effective Time”), all of the 988,830,903 shares of the Corporation’s Common Stock that are issued and outstanding or held by the Corporation as treasury stock immediately prior to the Effective Time, are and shall be combined and reconstituted into [__] fully paid and non-assessable share of outstanding Common Stock (the “Reverse Stock Split”). Any certificate that immediately prior to the Effective Time represented the shares of Common Stock (“Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined and reconstituted. The authorized number of shares, and par value per share, of Common Stock shall be as stated above.”

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FURTHER RESOLVED: that ARTICLE IX of the Articles is hereby deleted in its entirety and replaced with the following:

“Only the shares of capital stock of the Corporation designated at issuance as having voting rights shall be entitled to vote at meetings of stockholders of the Corporation, and only stockholders of record of shares having voting rights shall be entitled to notice of and to vote at meetings of stockholders of the Corporation. Each stockholder entitled to vote at any election for Directors shall have the right to vote, in person or by proxy, one vote for each share of stock owned by such stockholder for as many persons as there are Directors to be elected and for whose election such stockholder has a right to vote, and no stockholder shall he entitled to cumulate their vote. The stockholders holding shares of capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted may consent to such action in writing.”

THIRD: With the foregoing exception, the remaining provisions of the Articles shall remain unchanged and in full force and effect.

NOW, THEREFORE, the Corporation causes this Amendment to be filed with the Office of the Secretary of the State of Colorado, as such amendment to its Articles is authorized by the unanimous written consent of the Board in accordance with §7-108-202 of the Colorado Business Corporation Act.

IN WITNESS WHEREOF, I, William Waldrop, the Chief Executive Officer of the Corporation, have subscribed this document and do hereby affirm, under penalty of perjury, that the statements contained herein have been examined by me and are true and correct as of this [__] day of [__] 2017.

William Waldrop

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SPECIAL MEETING OF SHAREHOLDERS OF

SIGNAL BAY, INC.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF SIGNAL BAY, INC.

August _____, 2017

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

PROPOSALS ONE, TWO, THREE, FOUR AND FIVE

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE RETURN ENVELOPE

Proposal One: Approve an amendment to our Restated and Amended Articles of Incorporation (“Charter”), at the discretion of our Board of Directors (the “Board”), to change the name of the Company to “EVIO, Inc.”.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal Two: Approve an amendment to our Charter to reduce the number of authorized shares of common stock from 3,000,000,000 to 1,000,000,000.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal Three: Approve an amendment to our Charter to effect, at the discretion of the Board, a reverse stock split of all of the outstanding shares of our common stock at a ratio between one-for-100 and one-for-250, to be determined at the sole discretion of our Board, subject to the Board’s discretion to abandon such amendment at any time within 12 months following the Special Meeting; and authorize any other action deemed by our Board to be necessary in connection therewith, all without further approval or authorization of our shareholders.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal Four: Approve an amendment to our Charter to provide that any action of shareholders that would otherwise require a shareholders’ meeting may be taken by the written consent of the required minimum number of shareholders without a meeting, pursuant to Section 7-107-104 of the Colorado Revised Statutes.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal Five: Approve the adjournment of the Special Meeting, if necessary, to continue to solicit votes on the above proposals.

FOR ☐	AGAINST ☐	ABSTAIN ☐

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS ONE, TWO, THREE, FOUR AND FIVE. UNLESS OTHERWISE SPECIFIED AS ABOVE, THIS PROXY WILL BE VOTED “FOR” THE RESOLUTION TO APPROVE AN AMENDMENT TO THE COMPANY’S CHARTER TO CHANGE ITS NAME TO EVIO, INC. (PROPOSAL ONE), “FOR” THE RESOLUTION TO APPROVE THE AMENDMENT OF THE COMPANY’S CHARTER TO REDUCE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 3,000,000,000 TO 1,000,000,000 (PROPOSAL TWO), “FOR” THE RESOLUTION TO APPROVE THE AMENDMENT OF THE COMPANY’S CHARTER TO EFFECT A 1:100 REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK (PROPOSAL THREE), “FOR” THE RESOLUTION TO APPROVE THE AMENDMENT OF THE COMPANY’S CHARTER TO AUTHORIZE ACTION BY SHAREHOLDERS BY WRITTEN CONSENT (PROPOSAL FOUR), AND “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY (PROPOSAL FIVE). IN ADDITION, DISCRETIONARY AUTHORITY IS CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

Signature of Shareholder	Date

Signature of Shareholder	Date

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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